Other Deductions Reserve for Income Tax Receivable	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Reserve for Income Tax Receivable

EFIH has income tax receivables from EFH Corp. that arose under the Federal and State Income Tax Allocation Agreement. In consideration of the Bankruptcy Filing, EFIH has fully reserved all amounts under that agreement because of the significant uncertainty regarding their ultimate settlement, resulting in charges of $173 million, $125 million and $110 million at December 31, 2015, 2014 and 2013, respectively.

EFIH also fully reserved a pre-petition intercompany accounts receivable because of significant uncertainty regarding its ultimate settlement, resulting in a charge of $3 million at December 31, 2014.